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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported) July 15, 1997

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                         RATIONAL SOFTWARE CORPORATION
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            (Exact name of registrant as specified in its charter)


     Delaware                       0-12167                     54-1217099
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  (State or other                 (Commission                 (I.R.S. Employer
   jurisdiction                   File Number)               Identification No.)
  of incorporation)

2800 San Tomas Expressway, Santa Clara, California              94051-0951
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (408) 496-3600

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                               (Not Applicable)
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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   On July 15, 1997, the Board of Directors of the Company unanimously adopted the 1997 Supplemental Stock Plan (the "Plan") and reserved 350,000 shares of the Company's Common Stock for issuance thereunder. Options under the Plan may be granted only to non-officer/non-director employees and consultants, and when granted will be non-statutory stock options under the Internal Revenue Code of 1986, as amended. A copy of the Plan is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits
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        (c)

99.1    Rational Software Corporation 1997 Supplemental Stock Plan
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RATIONAL SOFTWARE CORPORATION
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                                                   (Registrant)

July 15, 1997                                /s/ Robert T. Bond
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         (Date)                               Robert T. Bond,
                                              Senior Vice President, Chief
                                              Operating Officer, Chief Financial
                                              Officer, and Secretary